Exhibit 99.1

Investor Presentation February 2022 Genie Energy Ltd (NYSE: GNE)

Safe Harbor Statement 2 This presentation contains forward - looking statements. Statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • statements about Genie’s and its divisions’ future performance; • projections of Genie’s and its divisions’ results of operations or financial condition; and • statements regarding Genie’s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products and offerings. Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "g uid eline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but ar e not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Genie’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the Genie’s control. Such known and unknown risks, uncertainties and other factors may cause Genie’s actual results, performance or other achievements to differ materially from the anticipat ed results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations in Genie’s periodic filings made with the Securities and Exchange Commission. Genie cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of Genie’s current expectations concerning future results, events and conditions and Genie is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

3 The Foundation Largest shareholder group has a consistent track record of building businesses & creating significant value for shareholders Company Market Value @9/14/09 Most Recent Market Value * Genie Energy (NYSE: GNE) 10/28/11 (Spin - off) $162M IDT Corp (NYSE: IDT) $53M $1,040M IDW Media (NYSE American: IDW) 9/14/09 (Spin - off) $26M Straight Path Communications (NYSE: STRP) 7/31/13 (Spin - off) $2,164M (sold to VZ 2/18) Rafael Holdings (NYSE: RFL) 3/26/18 (Spin - off) $77M Zedge (NYSE American: ZDGE) 6/1/16 (Spin - off) $108M Total $53M $3,577M * Based on Yahoo market value as of 2/11/22

Genie Energy Highlights

HQ	Newark, NJ
Key Management:	
CEO	Michael Stein
CFO	Avi Goldin
Chairman	Howard Jonas
Lead Independent Dir.	Wesley Perry
Employees	~150
Tickers (NYSE)	GNE, GNEPRA

Trailing 12-Month Pro-forma *

$353M
Revenue

30.1%
GM

$43M
Adj. EBITDA

~5.0%
Dividend Yield
(2/11/22)

* Pro-forma excl. impact of Texas Winter Storm Uri, UK, Japan, & GOGAS operations as of 9/30/21.
Please see reconciliations in Appendix

4

5 Genie Energy Operating Structure Genie is a leading retail energy provider (REP) to select deregulated markets within the US & Europe & provides solar solutions in the US Genie Renewables Genie Energy Ltd. NYSE: GNE, GNEPRA Genie Retail Energy (GRE) Genie Retail Energy International (GREI)

Investment Thesis 6 Proven cash generation from GRE through diverse commodity & economic market environments Core GRE/GREI profit growth + emerging growth optionality in renewables Portfolio management drives enhanced FCF for growth investments & shareholder value creation strategies Strong, debt - free balance sheet provides strategic flexibility

Genie’s 2022+ Growth Strategy 7 Expand current retail operations to spur organic growth Identify new markets for expansion I ntroduce new products into existing, successful marketing channels Develop vertically integrated solar & renewables solutions businesses

GENIE RETAIL ENERGY (GRE)

GRE: US Market Opportunity & Dynamics 9 Competition Incumbent utility & other REPs 28 Deregulated markets (State by state regulatory structure) Role of Utilities Distribution & Billing (most markets)

GRE Value Creation Multiple sales channels to residential & small commercial Diverse portfolio of products highlighted by green energy (carbon offsets), variable & fixed rate plans Deep data analysis to identify market opportunities & optimize offerings Hedging strategies reduce commodity volatility risk In purchase of receivable markets - utilities assume bad debt risk Geographic diversity reduces weather & regulatory risks Superior customer service Customer rewards program Customer Acquisition Model Risk Management Customer Retention 10 Attractive margin & cash flow cycle Targeted payback period tailored to product & customer type Attractive Financial Returns

GENIE RENEWABLES

Genie Renewables at a Glance 12 Customers make decisions based on relationships & price Best in class companies fund their own projects Government subsidies helping 2 - 4 strong regional market players + some small local players More competition in community solar space Today’s Offering: C&I & community solar project development Proprietary s olar panels (made in US/overseas) Commercial energy advisory Community solar subscriber acquisition 100 kW – 3 mW Commercial Solar Target Project Size 5 mW + Community Solar

Genie Renewables – US Market Dynamics 13 Commercial customers increasingly financing conversion costs Chinese supply constraints present opportunities Increasing government incentives for community solar >43% Solar as a % of new grid capacity (2020) >600K TAM for Solar on commercial facilities 1% Penetration for Solar on commercial facilities 145GW Potential Solar Capacity Favorable Regulatory Environment • Federal ITC (investment tax credit) proposals could open additional opportunities • Increase ITC from 26% to 30% • Potential t ransition from tax credit to cash back (eliminates need for tax liability) • S till needed for depreciation • Community solar guarantees customers L - T savings over utility

Genie Renewables – Growth Strategy 14 Expansion to adjacent markets Increasing sales force & growing distribution relationships Own & operate community solar projects Leverage vertical integration to develop community solar projects Improve solar development project close rate Provide financing options incl. L - T cash flow financing Strong balance sheet & access to capital markets provides lower cost of capital vs competition

GENIE RETAIL ENERGY INTERNATIONAL (GREI)

GREI’s Businesses 16

GREI’s Market Opportunity 17 0.5M 2.5M 7.0M 2.7M 4.7M 2.5M 1.5M

GREI at a Glance 18 ~70 Active Suppliers >50% * Est. share of Top 3 100% Monthly Payment Plans Low Barriers to Entry Light to medium market regulation Consolidation underway *Internal Estimate Market Dynamics Finland: Variable, Fixed, Bundle, & Premium Electricity Sweden: Variable, Fixed Electricity Upsell Opportunities Green/Eco energy Energy Solutions (Solar Solutions) Bundles (e.g. fresh ground coffee; HBO subscription) Core Products

GREI Growth Strategy 19 Invest for profitable meter growth in existing markets Organic & acquired meter acquisition strategies Improve profitability by market as businesses mature Reduce churn - customer service investment in technology/human capital Economies of scale - create operating leverage & 3 rd party margin leverage Exploit adjacencies – geographic, customer and product 5 potential new countries identified that would not require significant new infrastructure Existing markets (e.g. business customers, gas shipping services, etc.) Products - deep green products, digital solutions (e.g. asset finance, energy optimization, L - T customer contracts, etc.)

FINANCIAL SUMMARY

21 Genie Energy Pro - forma Consolidated Financials * 25% 26% 27% 28% 29% 30% 31% 32% 33% $0 $50 $100 $150 $200 $250 $300 $350 $400 2018 2019 2020 TTM 9/30/21 Revenue Adj. EBITDA Gross Margin $m * Pro - forma excluding the impact of Texas Winter Storm Uri, UK, Japan & GoGas operations a/o 9/30/21. Please see reconciliations in Appendix

GRE Pro - forma Financial Highlights * 22 25% 26% 27% 28% 29% 30% 31% 32% 33% $0 $50 $100 $150 $200 $250 $300 $350 2018 2019 2020 TTM 9/30/21 Revenue Adj. EBITDA Gross Margin $m * Pro - forma excluding the impact of Texas Winter Storm Uri on operations a/o 9/30/21. Please see reconciliations in Appendix

Genie Renewables Financial Highlights * 23 0% 5% 10% 15% 20% 25% 30% 35% -$5 $5 $15 $25 $35 $45 2018 2019 2020 TTM 9/30/21 Revenue Adj. EBITDA Gross Margin $m * Please see reconciliations in Appendix 2020 Large, low margin order skewed revenue and gross margin 2021 Refocused the business to focus on margin improvements 2022 Moving up the solar value chain; Growing sales force; Using balance sheet to compete for deals.

GREI Pro - forma Financial Highlights * 24 0% 5% 10% 15% 20% 25% 30% 35% -$5 $0 $5 $10 $15 $20 $25 $30 $35 $40 2019 2020 TTM 9/30/21 Revenue Adj. EBITDA Gross Margin * Pro - forma excl. impact of UK & Japan operations as of 9/30/21. Please see reconciliations in Appendix

Genie Energy Summary 25 Proven cash generation from GRE through diverse commodity & economic market environments Core GRE/GREI profit growth + emerging growth optionality in renewables Portfolio management drives enhanced FCF for growth investment & shareholder value creation strategies Strong, debt - free balance sheet provides strategic flexibility

THANK YOU! Michael Stein Chief Executive Officer IR Contact: Brian Siegel Managing Director, Hayden IR (346) 396 - 8696 brian@haydenir.com Avi Goldin Chief Financial Officer

27 *Pro - forma Financials as of 9/30/2021 *** Pro - forma excluding the impact of Texas Winter Storm Uri, GoGas , UK & Japan operations a/o 9/30/21. Please see reconciliations in Appendix $ (000's) 2018 2019 2020 TTM Revenue GRE $274,440 $286,610 $304,450 $313,870 Lumo --- $15,190 $18,500 $31,920 Other $5,690 $12,090 $25,210 $7,290 Total Revenue $280,140 $313,890 $348,160 $353,090 COGS GRE $199,260 $205,990 $216,140 $218,580** Lumo --- $14,620 $14,930 $22,940 Other $4,500 $10,140 $23,000 $5,120 Total COGS $203,750 $230,750 $254,070 $246,640 Gross Profit $76,380 $83,140 $94,100 $106,450 Gross Margin 27.3% 26.5% 27.0% 30.1% SG&A $58,140* $65,330 $61,820 $63,820 Pro-Forma EBITDA $23,460* $20,310 $32,880 $42,550** * Excludes the Polar Vortex Legal Settlement (($1.7mm) in 2018) ** Excludes by by the Texas Winter Event ($10mm) Genie Consolidated

28 *Pro - forma Financials a /o 9/30/2021 * Pro - forma excluding the impact of Texas Winter Storm Uri a/o 9/30/21. Please see reconciliations in Appendix $ (000's) 2018 2019 2020 TTM Revenue     Electricity $227,880 $246,690 $270,890 $278,620     Gas $46,560 $39,930 $33,560 $35,250 Total Revenue $274,440 $286,610 $304,450 $313,870 COGS     Electricity $166,950 $180,160 $197,040 $200,760**     Gas $32,300 $25,820 $19,100 $17,820 Total COGS $199,260 $205,990 $216,140 $218,580 Gross Profit $75,180 $80,620 $88,310 $95,290 Gross Margin 27.4% 28.1% 29.0% 30.4% SG&A $47,590* $52,870 $49,210 $51,730 Pro-Forma EBITDA $29,300* $28,340 $37,440 $42,610** * Excludes the Polar Vortex Legal Settlement (($1.7mm) in 2018) ** Excludes by by the Texas Winter Event ($10mm) Genie Retail Energy

29 *Pro - forma Financials 2019 2020 TTM Revenue Finland $15,190,988 $17,796,825 $29,157,878 Sweden --- $702,992 $2,765,789 Total Revenue $15,190,988 $18,499,816 $31,923,666 COGS Finland $14,624,795 $14,275,433 $20,776,173 Sweden --- $652,832 $2,161,591 Total COGS $14,624,795 $14,928,264 $22,937,763 Gross Profit $566,192 $3,571,552 $8,985,903 Gross Margin 3.7% 19.3% 28.1% SG&A $2,067,429 $2,595,893 $3,332,209 Pro-Forma EBITDA ($1,480,746) $814,125 $5,571,052 Lumo Energy * Please see reconciliations in Appendix

30 Reconciliation Tables Slide 4 - Genie Energy Highlights TTM - 9/30/21 Consolidated revenue (as reported) $449,070 Less Revenue of Genie Japan + Orbit Energy (UK) $95,980 Pro-forma consolidated revenue $353,090 Consolidated gross profit (as reported) $105,650 Less Gross (loss) profit of Genie Japan and Orbit Energy (UK) $9,200 Gross (loss) profit from Winter Storm Uri ($10,000) Pro-forma consolidated gross profit $106,450 Pro forma consolidated gross profit margin 30.1% Consolidated Adjusted EBITDA (as reported) $14,220 Less Adjusted EBITDA of Genie Japan + Orbit Energy (UK) ($18,190) Gross profit (loss) from Winter Storm Uri ($10,000) Adjusted EBITDA of GOGAS ($200) Pro forma consolidated Adjusted EBITDA $42,610

31 Reconciliation Tables Slides 11,28 - GRE Financial Highlights 2018 2019 2020 TTM - 9/30/21 GRE revenue (as reported) $274,950 $286,610 $304,450 $313,870 GRE gross profit (as reported) $75,690 $80,620 $88,310 $85,290 Less Gross profit (loss) from Winter Storm Uri --- --- --- ($10,000) Pro-forma GRE gross profit $75,690 $80,620 $88,310 $95,290 Pro-forma GRE gross profit margin 27.5% 28.1% 29.0% 30.4% GRE Adjusted EBITDA (as reported) $31,090 $28,340 $37,440 $32,610 Less Impact of polar vortex legal settlement $1,700 Gross (loss) profit from Winter Storm Uri ($10,000) Pro forma GRE Adjusted EBITDA $29,390 $28,340 $37,440 $42,610

32 Reconciliation Tables Slides 22,29 - GREI Financial Highlights 2019 2020 TTM - 9/30/21 GREI revenue (as reported) $16,590 $49,650 $127,910 Less Revenue of Genie Japan and Orbit Energy (UK) $1,400 $31,150 $95,980 Pro forma GREI revenue $15,190 $18,500 $31,920 GREI gross profit (as reported) $330 $7,160 $18,180 Less Gross (loss) profit of Genie Japan and Orbit Energy (UK) ($240) $3,590 $9,200 Pro-forma GREI gross profit $570 $3,570 $8,990 Pro-forma GREI gross profit margin 3.8% 19.3% 28.2% GREI Adjusted EBITDA (as reported) ($10,700) ($6,320) ($12,620) Less Adjusted EBITDA of Genie Japan and Orbit Energy (UK) ($8,960) ($6,800) ($18,190) Pro forma GREI Adjusted EBITDA ($1,740) $470 $5,570

33 Reconciliation Tables Slides 23,27 - Genie Energy Financials - Consolidated 2018 2019 2020 TTM - 9/30/21 Consolidated revenue (as reported) $280,310 $315,290 $379,310 $449,070 Less Revenue of Genie Japan + Orbit Energy (UK) --- $1,400 $31,150 $95,980 Revenue of GOGAS $170 --- --- --- Pro forma consolidated revenue $280,140 $313,890 $348,160 $353,090 Consolidated gross profit (as reported) $76,550 $82,900 $97,680 $105,650 Less Gross profit (loss) of Genie Japan + Orbit Energy (UK) --- ($240) $3,590 $9,200 Gross (loss) profit from Winter Storm Uri --- --- --- ($10,000) Gross profit of GOGAS $170 --- --- --- Pro-forma consolidated gross profit $76,380 $83,140 $94,100 $106,450 Pro forma consolidated gross profit margin 27.3% 26.5% 27.0% 30.1% Consolidated Adjusted EBITDA (as reported) $17,870 $10,090 $23,970 $14,220 Less Adjusted EBITDA of Genie Japan + Orbit Energy (UK) --- ($8,960) ($6,800) ($18,190) Gross (loss) profit from Winter Storm Uri --- --- --- ($10,000) Impact of polar vortex legal settlement (SG&A) ($1,700) --- --- --- Adjusted EBITDA of GOGAS ($3,890) ($1,260) ($2,120) ($140) Pro forma consolidated Adjusted EBITDA $23,460 $20,310 $32,880 $42,550